                                                                    Exhibit 99.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Openwave Systems Inc. on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Donald Listwin, as Chief Executive Officer of Openwave Systems Inc., certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of Openwave Systems Inc.

                                 By:           /s/ Donald Listwin

                                                   Don Listwin
                                          Vice Chairman, President and
          May 14, 2003                       Chief Executive Officer

This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Openwave Systems Inc. for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

In connection with the Quarterly Report of Openwave Systems Inc. on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joshua Pace, as Chief Accounting Officer of Openwave Systems Inc., certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of Openwave Systems Inc.

                                 By:           /s/ Joshua Pace

                                                   Joshua Pace
          May 14, 2003                   Vice President of Finance and
                                            Chief Accounting Officer

This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Openwave Systems Inc. for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.